Exhibit 99.5

Unaudited Pro Forma Condensed Financial Statements

On October 31, 2019, G.research and the Company entered into and closed the definitive Merger Agreement. Under the terms of the Merger Agreement, a total of 50,000,000 shares of Common Stock were issued to ISH upon the cancellation and conversion of the limited liability company interest in G.research held by ISH immediately prior to the effective time of the Merger.

The Merger has been approved by the board of directors of AC, the parent of ISH, and has received regulatory approval from FINRA.

On October 31, 2019 the Company entered into and closed a private placement pursuant to which it issued 5,150,000 shares of common stock to the Company's President and an employee for aggregate proceeds of $515,000.

The Company’s unaudited pro forma combined condensed statements of operations for the nine months ended September 30, 2019 and 2018 gives effects to the Merger and the Private Placement as if they had occurred on January 1, 2018 while the unaudited pro forma combined condensed statement of financial condition as of September 30, 2019 gives effect to the Merger and the Private Placement as if they had occurred on that date.  Collectively, the unaudited pro forma combined condensed statements of operations and unaudited pro forma combined condensed statement of financial condition are referred to as Unaudited Pro Forma Combined Condensed Financial Statements.

G.research’s and the Company’s Unaudited Pro Forma Combined Condensed Financial Statements for the  nine months ended September 30, 2019 and 2018 were derived from their historical financial statements, included in Exhibit 99.1 to this amendment to the Form 8-K or incorporated by reference to Morgan Group's Form 10-Q for the quarter ended September 30, 2019, and should be read in conjunction with those historical condensed financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Exhibit 99.1 to the Form 8-K and in Exhibits 99.1 and 99.2 to this amendment to Form 8-K. The unaudited pro forma combined condensed statement of financial condition as of September 30, 2019 was derived from the historical balance sheet of Morgan Group as of September 30, 2019 included in its Form 10-Q for the quarter ended September 30, 2019 and the historical unaudited statement of financial condition as of September 30, 2019 of G.research included in Exhibit 99.1 to this amendment to the Form 8-K.

The Unaudited Pro Forma Combined Condensed Financial Statements are for illustrative purposes only and do not reflect what G.research’s and the Company’s financial position and results of operations would have been had the Merger occurred on the dates indicated and are not necessarily indicative of our future financial position and future results of operations.  Accordingly, the Unaudited Pro Forma Condensed Financial Statements include certain pro forma adjustments designed to reflect transactions that would be implemented in relation to the Merger.

The Unaudited Pro Forma Condensed Financial Statements constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.  See “Special Note Regarding Forward-Looking Statements” in the Form 8-K and accompanying information statement.

The unaudited pro forma condensed combined financial information was prepared based on the historical financial statements of G.research and the Company.  The Merger transaction was a transaction among entities under common control and has been accounted for pursuant to ASC 805-50, Transactions Between Entities Under Common Control.  A common-control transaction is similar to a business combination for the entity that receives the net assets or equity interests; however, such a transaction does not meet the definition of a business combination because there is no change in control over the entity by the parent. Therefore, the accounting and reporting for a transaction between entities under common control is outside the scope of the business combinations guidance in ASC 805-10, ASC 805-20, and ASC 805-30 and is addressed in ASC 805-50. For transactions between entities under common control, there is no change in basis in the net assets received and therefore they are recorded at their historical carrying amounts.

Morgan Group Holding Co.
Unaudited Pro Forma Combined Condensed Statement of Operations
For the Nine Months Ended September 30, 2019

Income Statement Data	G.research	Morgan	Pro Forma
Revenues
Commission	$4,549,985	$–	$4,549,985
Fees earned from affiliated entities pursuant to research services agreements	1,127,500	–	1,127,500
Principal transactions	(7,623)	–	(7,623)
Dividends and interest	158,195	1,708	159,903
Underwriting fees	75,000	–	75,000
Sales manager fees	590,761		590,761
Other revenues	37,214	–	37,214
Total revenues	6,531,032	1,708	6,532,740
Expenses:
Compensation and related costs	6,955,176	–	6,955,176
Clearing charges	933,620	–	933,620
General and administrative	712,338	67,819	780,157
Occupancy and equipment	666,986	–	666,986
Total expenses	9,268,120	67,819	9,335,939

Loss before income tax benefit	(2,737,088)	(66,111)	(2,803,199)
Income tax benefit	(596,386)	–	(596,386)
Net loss	$(2,140,702)	$(66,111)	$(2,206,813)

Net loss attributable to Morgan Group shareholders per share:
Basic	$(10,703.51)	$(0.01)	$(0.04)
Diluted	$(10,703.51)	$(0.01)	$(0.04)

Weighted average shares outstanding:
Basic	200	4,859,055	60,009,055 (a)
Diluted	200	4,859,055	60,009,055

Actual shares outstanding	200	4,859,055	60,009,055

(a)  Includes the issuance of 50,000,000 and 5,150,000 shares of Common Stock issued pursuant to the Merger and the Private Placement, respectively.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Exhibit 99.1 to the Form 8-K and in Exhibit 99.2 to this amendment to Form 8‑K for a discussion of the expected impact of anticipated operational changes.

Morgan Group Holding Co.
Unaudited Pro Forma Combined Condensed Statement of Financial Condition
As of September 30, 2019

	G.research	Morgan	Adjustments		Pro Forma
Assets
Cash and cash equivalents	$5,394,380	$79,074	$515,000	(b)	$5,988,454
Investment in securities	16,725	–	–		16,725
Receivables from affiliates	136,482	–	–		136,482
Commissions receivable	124,087	–	–		124,087
Deposits with clearing organizations	200,000	–	–		200,000
Income taxes receivable	87,406	–	–		87,406
Fixed assets, net of accumulated depreciation and amortization	47,494	–	–		47,494
Other assets	217,863	9,875	–		227,738
Total assets	$6,224,437	88,949	$515,000		$6,828,386

Liabilities and stockholder’s equity
Compensation payable	$922,447	$–	–		$922,477
Due to brokers	279,500	–	–		279,500
Deferred tax liability	6,973	–	–		6,973
Securities sold, not yet purchased	562	–	–		562
Accrued expenses and other liabilities	274,479	18,193	–		292,672
Total liabilities	1,483,961	18,193	–		1,502,154

Stockholder’s Equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding	–	–	–		–
Common stock, $0.01 par value, 10,000,000 shares authorized,4,589,055 outstanding	–	48,591	5,515,000	(a),(b)	5,563,591
Common stock, $0.01 par value, 200 shares issued and outstanding	2	–	(2	)(a)	–
Additional paid in capital	46,980,331	5,937,368	(4,999,998	)(a)	47,917,701
Accumulated deficit	(42,239,857)	(5,915,203)	–		(48,155,060)
Total stockholder’s equity	4,740,476	70,756	515,000		5,326,232
Total liabilities and stockholder’s equity	$6,224,437	$88,949	$515,000		$6,828,386

(a)  Includes the issuance of 50,000,000 and 5,150,000 shares of Common Stock issued pursuant to the Merger and the Private Placement, respectively
(b)  Issuance of 5,150,000 shares of Common Stock pursuant to the Private Placement at $0.10 per share for total proceeds of $515,000.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Exhibit 99.1 to the Form 8-K and in Exhibit 99.2 to this amendment to Form 8‑K for a discussion of the expected impact of anticipated operational changes.

Morgan Group Holding Co.
Unaudited Pro Forma Combined Condensed Statement of Operations
For the Nine Months Ended September 30, 2018

Income Statement Data	G.research	Morgan	Pro Forma
Revenues
Commission income	$4,432,059	$–	$4,432,059
Fees earned from affiliated entities pursuant to research services agreements	1,649,000	–	1,649,000
Principal transactions	(13,576,471)	–	(13,576,471)
Dividends and interest	727,424	1,317	728,741
Underwriting fees	18,832	–	18,832
Sale Manager Fees	99,715	–	99,715
Other revenues	15,447	–	15,447
Total revenues	(6,633,994)	1,317	(6,632,677)
Expenses:
Compensation and related costs	8,769,294	–	8,769,294
Clearing charges	1,013,867	–	1,013,867
General and administrative expenses	800,450	48,381	848,831
Occupancy and equipment rental	799,527	–	799,527
Total expenses	11,383,138	48,381	11,431,519

Loss before income tax benefit	(18,017,132)	(47,064)	(18,064,196)
Income tax benefit	(4,402,697)	–	(4,402,697)
Net loss	$(13,614,435)	$(47,064)	$(13,661,499)

Net loss attributable to Morgan Group shareholders per share:
Basic	$(68,072.18)	$(0.01)	$(0.23)
Diluted	$(68,072.18)	$(0.01)	$(0.23)

Weighted average shares outstanding:
Basic	200	4,430,484	59,580,484(a )
Diluted	200	4,430,484	59,580,484

Actual shares outstanding	200	4,859,055	60,009,055

(a)  Includes the issuance of 50,000,000 and 5,150,000 shares of Common Stock issued pursuant to the Merger and the Private Placement, respectively.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for a discussion of the expected impact of anticipated operational changes included in Exhibit 99.1 to the Form 8-K and in Exhibit 99.2 to this amendment to Form 8‑K.